UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant                           ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Pursuant to Section 240.14a-12
Eloxx Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒   No fee required.
☐   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

Letter to Our Stockholders
Eloxx Pharmaceuticals, Inc. 950 Winter Street Waltham, MA 02451
April 1, 2020

Dear Stockholders:
On behalf of the Board of Directors, you are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Eloxx Pharmaceuticals, Inc. (the “Company”). The Annual Meeting will be held on Wednesday, May 20, 2020, at 1:00 p.m. Eastern Time. We have adopted a virtual format for our 2020 Annual Meeting, which will be conducted solely via live audio webcast. You will be able to attend the Annual Meeting online and vote your shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/ELOX2020. The formal Notice of Annual Meeting is set forth in the enclosed material.
The matters expected to be acted upon at the Annual Meeting are described in the attached proxy statement. During the Annual Meeting, stockholders will have the opportunity to ask questions and comment on our business operations.
We are pleased to once again offer our proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the Notice of Annual Meeting, proxy statement and proxy card. The Notice of Internet Availability contains instructions on how to access those documents over the Internet and how each of our stockholders can receive a paper copy of our proxy materials, if desired. By furnishing proxy materials over the Internet and conducting a virtual Annual Meeting, we are lowering the costs and reducing the environmental impact of the Annual Meeting.
It is important that your views be represented. If you request a paper proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide. No postage is required if this envelope is mailed in the United States. You also have the option of voting your proxy via the Internet at www.proxyvote.com or by calling toll free via a touch-tone phone at 1-800-690-6903. Proxies submitted by telephone or over the Internet must be received by 11:59 p.m. Eastern Time on May 19, 2020. Although we encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted, you can attend the Annual Meeting and cast your vote online. If you vote by proxy and also attend the Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

We appreciate your investment in the Company and urge you to cast your vote as soon as possible.
Sincerely, Gregory C. Williams, Ph.D., M.B.A. Chief Executive Officer

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
April 1, 2020
PARTICULARS:
DATE AND TIME: Wednesday, May 20, 2020 at 1:00 p.m. Eastern Time
LOCATION: www.virtualshareholdermeeting.com/ELOX2020

PURPOSES:
(1)
to elect nine directors;

(2)
to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

(3)
to hold an advisory vote on the compensation of our 2019 named executive officers; and

(4)
to transact such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

RECORD DATE: March 25, 2020
HOW TO VOTE:
Please vote via one of the methods as soon as possible to ensure that your vote is counted
BY INTERNET Visit www.proxyvote.com until May 19, 2020
BY PHONE Please call 1-800-690-6903 by May 19, 2020
BY MAIL Sign, date and return your proxy card in the stamped envelope provided
ONLINE AT THE MEETING You can vote online at the meeting www.virtualshareholdermeeting.com/ ELOX2020
BY SMART DEVICE Scan the barcode to the left with any smart device and follow the instructions

By order of the Board of Directors,
Neil S. Belloff
Chief Operating Officer, General Counsel and Corporate Secretary

i

ELOXX PHARMACEUTICALS, INC.
950 Winter Street
Waltham, Massachusetts 02451
PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 20, 2020
General Information
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Eloxx Pharmaceuticals, Inc., a Delaware corporation (the “Company,” “Eloxx,” “we,” “our” or “us”), of proxies to be voted at our 2020 Annual Meeting of Stockholders (the “Annual Meeting” or the “Meeting”) and at any adjournment or postponement of the Meeting. The Annual Meeting will take place on May 20, 2020, beginning at 1:00 p.m., Eastern Time, as a completely virtual meeting. You will be able to attend online, vote, and submit questions during the annual meeting by visiting www.virtualshareholdermeeting.com/ELOX2020.
We mailed the Notice of Internet Availability of Proxy Materials, or the Notice, on or about April 1, 2020 to all stockholders of record entitled to vote at the Annual Meeting and made available the Proxy Statement and form of proxy to stockholders on such date. The matters to be voted on at the Annual Meeting are set forth in the Notice and further described below. When we refer to our fiscal year, we mean the 12-month period ended December 31 of the stated year. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced website does not constitute a part of this Proxy Statement.
Questions and Answers About the Annual Meeting
1.
Why is Eloxx conducting a virtual Annual Meeting?

We are pleased to adopt a virtual meeting format, which provides expanded access, improved communication, and cost savings for our stockholders and for the Company. While our Board had adopted the virtual meeting format prior to the emerging public health crisis relating to the coronavirus (COVID-19), we believe that offering a virtual only meeting format will also help to support the health and well-being of our partners, employees and stockholders. The virtual Annual Meeting is accessible on any internet-connected device and stockholders will be able to submit questions and comments and to vote online during the Meeting. We believe these benefits of a virtual meeting are in the best interests of our stockholders.
2.
What if there are technical difficulties during the Annual Meeting?

In the event of a technical malfunction or other problem that disrupts the Annual Meeting, the Company may adjourn, recess, or expedite the Annual Meeting, or take such other action that the Company deems appropriate considering the circumstances. Representatives of Broadridge Financial Solutions will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the Meeting, please call toll free: 1-800-586-1548; if calling from the United States, or if calling internationally, please call: (303) 562-9288.
3.
Why did I receive a notice regarding the availability of proxy materials on the Internet?

We are providing access to our proxy materials over the Internet. Accordingly, we have sent you the Notice because the Board of Directors, or the Board, of the Company is soliciting your proxy to vote at the Annual Meeting, including any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. The proxy materials include the proxy statement, form of proxy, and our Annual Report on Form 10-K for the fiscal year 2019.
You are invited to virtually attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to virtually attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card that may be mailed or made available to you or follow the instructions below to submit your proxy over the telephone or through the Internet.

4.
I want to attend the Virtual Annual Meeting. What procedures must I follow?

You may virtually attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ELOX2020, where stockholders may vote and submit questions during the Meeting. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com. If you have questions, contact the Company at (781) 577-5300.
5.
How can I submit a question at the Annual Meeting?

Only holders of our common stock at the close of business on March 25, 2020 will be permitted to ask questions during the Annual Meeting. If you wish to submit a question, on the day of the Annual Meeting, you may log into the virtual meeting platform at www.virtualshareholdermeeting.com/ELOX2020, and type your question for consideration into the field provided in the web portal.
To allow us to answer questions from as many stockholders as possible, we may limit each stockholder to two (2) questions. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.
More information on submitting questions at the Annual Meeting will be posted on the internet website www.virtualshareholdermeeting.com/ELOX2020 in advance of the Meeting.
6.
Who can vote at the Annual Meeting?

Only holders of our common stock at the close of business on March 25, 2020 will be entitled to vote at the Annual Meeting. On the record date, there were 40,125,454 shares of common stock outstanding and entitled to vote. Stockholders may vote until the polls close, which will be announced during the conduct of the Meeting.
Stockholder of Record: Shares Registered in Your Name
If on March 25, 2020, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online at the Annual Meeting or vote by proxy. Whether or not you plan to virtually attend the Annual Meeting, we urge you to fill out and return the proxy card that may be mailed or made available to you or vote by proxy over the telephone or on the Internet as instructed below to ensure your vote is counted.
In accordance with Delaware law, for the 10 days prior to our Annual Meeting, a list of registered holders entitled to vote at our Annual Meeting will be available for inspection in our offices at 950 Winter Street, Waltham, MA 02451. Stockholders will also be able to access the list of registered holders electronically during the Annual Meeting through the virtual meeting website at www.virtualshareholdermeeting.com/ELOX2020.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent
If on March 25, 2020, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being made available to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
7.
What am I being asked to vote on?

There are three matters scheduled for a vote:
•
Election of nine (9) directors (the “Nominees”, each individually a “Nominee”) to hold office until the 2021 Annual Meeting of Stockholders (“Proposal 1”);

•
Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 2”); and

•
Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement (“Proposal 3”).

8.
What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
9.
How do I vote?

You may vote using any of the following methods:
By Mail
If you have requested a paper set of the proxy materials, complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope.
By Telephone or on the Internet
Eloxx has established telephone and Internet voting procedures for stockholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day until 11:59 p.m., Eastern Time, on May 19, 2020.
The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow their voting instructions.
If you vote by telephone or on the Internet, you do not have to return your proxy or voting instruction card.
Telephone.   You can vote by calling the toll-free telephone number on the Notice. Easy-to-follow voice prompts will allow you to vote your shares and confirm that your instructions have been properly recorded.
Internet.   The website for Internet voting is www.proxyvote.com. As with telephone voting, you can confirm that your voting instructions have been properly recorded. If you vote on the Internet, you also can request electronic delivery of future proxy materials. You can also scan the QR Barcode below (or on your proxy card) with your smart device to access the website for Internet voting.
Online at the virtual Annual Meeting
Stockholders who virtually attend the Annual Meeting may vote online at the Meeting. Any stockholder may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ELOX2020. We encourage you to access the Annual Meeting online prior to its start time. Stockholders may vote electronically and submit questions online while attending the Annual Meeting. Please have the Control Number we have provided to you to join the Annual Meeting. Instructions on how to attend and participate in the Annual Meeting, including how to demonstrate proof of stock ownership, are available at www.virtualshareholdermeeting.com/ELOX2020.
Your vote is important.
Please complete your proxy card or vote by telephone or Internet promptly to ensure that your vote is received timely.

10.
Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•
You may submit by mail another properly completed proxy card with a later date (which automatically revokes the earlier proxy).

•
You may submit a subsequent proxy by telephone or through the Internet as described above.

•
You may send a timely written notice that you are revoking your earlier-dated proxy to our Corporate Secretary c/o Eloxx Pharmaceuticals, Inc. at 950 Winter Street, Waltham, Massachusetts 02451.

•
You may attend the Annual Meeting and vote online as provided above. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or Internet proxy submission is the one that will be counted.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent
If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.
11.
Why did I receive a “Notice of Internet Availability of Proxy Materials” but no proxy materials?

We distribute our proxy materials to stockholders via the Internet under the “Notice and Access” approach permitted by rules of the U.S. Securities and Exchange Commission (SEC). This approach conserves natural resources and reduces our cost of printing and distributing the proxy materials, while providing a convenient method of accessing the materials and voting. On or about April 1, 2020, we mailed a “Notice of Internet Availability of Proxy Materials” to our stockholders containing instructions on how to access the proxy materials on the Internet.
You may also request paper or e-mail delivery of the proxy materials on or before the deadline provided in the Notice by calling 1-800-579-1639, but note that it will take us at least three business days to mail or e-mail the proxy materials. You will also have the option to establish delivery preferences that will be applicable for all future mailings of proxy materials. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact and costs of our annual meetings. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.
12.
Can I access the proxy materials and the fiscal year 2019 Annual Report on the Internet?

The Notice of Annual Meeting and Proxy Statement and the fiscal year 2019 Annual Report are available on our website at www.eloxxpharma.com and at www.proxyvote.com. Instead of receiving future proxy statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to access your proxy materials online will conserve natural resources, will save us the cost of reproducing documents and mailing them to you, and will give you an electronic link directly to the proxy voting site.
Stockholders of Record:   If you vote on the Internet at www.proxyvote.com, simply follow the prompts to enroll in the electronic proxy delivery service.
Beneficial Owners:   You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy materials sent to you by your broker, bank or other agent regarding the availability of this service.
13.
What is a broker non-vote?

If you are a beneficial owner whose shares are held in “street name” — that is, shares held of record by a broker — you must instruct the broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote, which are generally considered “non-routine” matters under applicable stock exchange rules. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which the beneficial owner’s authorization is required under the applicable stock exchange rules.
If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under applicable stock exchange rules to vote your shares on the ratification of Deloitte & Touche LLP, as our independent registered public accounting firm for the fiscal year 2020, even if the broker does not receive voting instructions from you.
However, without specific instructions from you, your broker does not have discretionary authority to vote on the election of directors, or the advisory vote on 2019 executive compensation, in which case a broker non-vote will occur and your shares will not be voted on these matters.
14.
What is the quorum requirement for the Annual Meeting?

The presence of the holders of common stock representing a majority of the total votes entitled to be cast by the holders of all shares of common stock issued and outstanding, online or represented by proxy, is necessary to constitute a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. On March 25, 2020, the record date, there were 40,125,454 shares outstanding and entitled to be cast. Thus, the holders of 20,062,728 shares must be present online or represented by proxy at the Annual Meeting to constitute a quorum, which is necessary to transact business at the Annual Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Annual Meeting. If there is no quorum, the holders of a majority of shares present at the meeting online or represented by proxy may adjourn the meeting to another date.
15.
What are the voting requirements to elect the directors and to approve each of the proposals discussed in this Proxy Statement?

If you abstain from voting or there is a broker non-vote on a matter requiring a majority of the votes cast, your abstention or the broker non-vote will not affect the outcome of such vote, because abstentions and broker non-votes are not considered to be votes cast.
Proposal	Vote Required	Broker Discretionary Voting Allowed
Election of Directors	Majority of Votes Cast	No
Ratification of Deloitte & Touche LLP	Majority of Votes Cast	Yes
Advisory Approval of Executive Compensation	Majority of Votes Cast	No
Election of Directors
Directors must be elected by a majority of the votes cast in uncontested elections, such as the election of directors at the Annual Meeting. This means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee. Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee. In a contested election, the required vote would be a plurality of votes cast.
Ratification of Deloitte & Touche LLP
The votes cast “for” must exceed the votes cast “against” to approve the ratification of Deloitte & Touche LLP as our independent registered public accounting firm. Abstentions are not counted as votes “for” or “against” this proposal.
Advisory Vote on our 2019 Named Executive Officer Compensation
The votes cast “for” must exceed the votes cast “against” to approve, on an advisory basis, the compensation of our named executive officers. Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.
16.
How will my shares be voted at the Annual Meeting?

At the Meeting, the Board of Directors (through the persons named in the proxy card or, if applicable, their substitutes) will vote your shares as you instruct. If you sign a proxy card and return it without indicating how you would like to vote your shares, your shares will be voted as the Board of Directors recommends, which is:

•
FOR the election of each of the director nominees named in this Proxy Statement;

•
FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2020; and

•
FOR the approval, on an advisory basis, of the 2019 compensation of our named executive officers.

17.
Could other matters be decided at the Annual Meeting?

As of the date of this Proxy Statement, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.
If you return a signed and completed proxy card or vote by telephone or on the Internet and other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies on the proxy card will have the discretion to vote for you on those matters.
18.
How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
19.
Who will pay for the cost of the Annual Meeting and this proxy solicitation?

The Company will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of mailing the proxy materials if a written copy of such materials is requested. Our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and we will reimburse them for their expenses. We have retained Broadridge Financial Solutions to assist in the mailing, collection and administration of proxies.

PROPOSAL 1
ELECTION OF DIRECTORS
Nominees for Election as a Director
At the Annual Meeting, nine directors, who have been nominated by our Board of Directors, based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (referred to as the Nominating Committee), are to be elected, each to hold office (subject to our By-laws) until the next annual meeting and until his or her successor has been elected and qualified. All of the nominees for director currently serve as directors and were elected by the stockholders at the 2019 Annual Meeting, except Dr. Gregory Williams, who was elected to the Board of Directors to fill a vacancy in February 2020.
Each nominee has consented to being named as a nominee in this Proxy Statement and to serve as a director if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, properly submitted proxies will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting. Directors will be elected by an affirmative vote of a majority of the votes cast online at the Annual Meeting or by proxy. There are no family relationships between any of our directors and executive officers. The information concerning the nominees and their security holdings has been furnished by them to us.
Our directors have been nominated by our Board of Directors, based on the recommendations of the Nominating Committee. As discussed elsewhere in this Proxy Statement, in evaluating director nominees, the Nominating Committee considers characteristics that include, among others, integrity, business experience, financial acumen, leadership abilities, familiarity with our business and businesses similar or analogous to ours, and the extent to which a candidate’s knowledge, skills, background and experience are already represented by other members of our Board of Directors. Listed below are our director nominees with their biographies. In addition, we have summarized for each director the reasons why such director has been chosen to serve on our Board of Directors.
Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the majority of the remaining directors of the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall serve until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.
If a quorum is present, each nominee receiving more votes in favor of his or her election than against, will be elected as director. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named herein.
Name	Age(1)	Position
Zafrira Avnur, Ph.D.	69	Director
Tomer Kariv	59	Chairman of the Board
Martijn Kleijwegt	65	Director
Silvia Noiman, Ph.D., M.B.A.	64	Director
Ran Nussbaum	47	Director
Steven Rubin	59	Director
Jasbir Seehra, Ph.D.	64	Director
Gadi Veinrib	41	Director
Gregory C. Williams, Ph.D., M.B.A.	61	Director and Chief Executive Officer

(1)
As of May 20, 2020.

Tenure (as of April 1, 2020)

4
44%
1
11%
1 - 3 yrs.
3 - 5 yrs.
5 + yrs.

Director Nominees
Dr. Zafrira Avnur, Ph.D. Independent Director Compensation Committee (Chair) Nominating Committee
Dr. Zafrira Avnur, Ph.D. has served as a member of our Board since December 2017, and previously served as a member of the board of directors of Eloxx Pharmaceuticals, Ltd. (the “Eloxx Limited Board”) since June 2017. Dr. Avnur is the Chief Scientific Officer at Quark Venture Inc., a venture investment fund focused on life sciences investments. Prior to Quark, Dr. Avnur was the Global Head of Academic Innovation, Roche Partnering from 2009 until October 2016. Dr. Avnur was also named Global Head of Neglected Diseases Roche Partnering from 2010 until 2012. She also has created nine startup companies and serves on the board of directors of several portfolio companies. Preceding her academic innovation leadership role, Dr. Avnur assumed responsibility for scientific evaluations of partnering opportunities and started the “Finder” group for Biomarkers for all therapeutic areas at Roche. She acted as Liaison between Pharma and Diagnostic Divisions and contributed to the PHC (Personalized Health Care) initiative. Prior to her partnering roles, Dr. Avnur worked in diagnostics and pharmaceuticals research and development for nearly 20 years. She held a number of positions progressing from scientist and manager to global responsibilities. In these roles she was overseeing the advancement of compounds from the bench into the clinic, and was involved in the design and execution of early clinical studies that characterize the pharmacodynamics and clinical effects of a number of compounds. Dr. Avnur received a B.Sc. in Biology and a M.Sc. in Biology from Ben Gurion University and a Ph.D. in Immunology from the Weizmann Institute of Science. Dr. Avnur also conducted post-doctoral work at Stanford Medical Center in the Cancer Immunology Department. Our Board believes Dr. Avnur’s experience as an executive in research and development qualifies her to serve on our Board.

Mr. Tomer Kariv Independent Director Chairman of the Board Nominating Committee
Mr. Tomer Kariv is the Chairman of our Board and previously served as a member of the Eloxx Limited Board since October 2016. For the past 14 years Mr. Kariv has been the Chief Executive Officer and Co-Founder of The Pontifax Group, which established six funds with over $700 million under management and invested in over 80 portfolio companies. Mr. Kariv also serves on the board of directors of many of The Pontifax Group’s portfolio companies including: V-Wave Ltd., EyeYon Medical Ltd., Cathworks Ltd., Raziel Therapeutics Ltd., Keros Therapeutics, Inc., and LogicBio. He previously served as a Director of VBI Vaccines Inc., 89Bio Ltd., Entera Ltd., Nutrinia Ltd., Check-Cap Ltd., Headsense Medical Ltd., Macrocure Ltd., Avraham Pharmaceuticals, Stimatix Ltd., Applied Immune Technologies, and Otic Pharma Ltd. Mr. Kariv has 14 years of experience as a seasoned venture capital industry executive and has played a key role in investing, managing and nurturing technology driven companies and startups and has held senior management positions at top Israeli financial institutions. Mr. Kariv received a B.A. in Economics from Harvard University and a Juris Doctor from Harvard Law School. Our Board believes Mr. Kariv’s extensive experience as a venture capital investor, financial executive and board member qualifies him to serve on our Board.

Mr. Martijn Kleijwegt Independent Director Audit Committee (Chair) Strategic Finance Committee
Mr. Martijn Kleijwegt has served as a member of our Board since December 2017, and previously served as a member of the Eloxx Limited Board since June 2017. Mr. Kleijwegt is a Managing Partner and Co-Owner of Life Sciences Partners (“LSP”) since founding it in 1998. Prior to that, he also was a Partner at Euroventures Ukraine Fund and served as a General Partner at Euroventures Benelux Team. Mr. Kleijwegt has over 30 years of hands-on finance and investment experience and has gained extensive experience in the life sciences sector. He served as a Member of the Supervisory Board or as Non-Executive Director of a number of LSP portfolio companies, including Movetis, Ness, Pronota, ActoGeniX, Prosensa, Eyesense, Crucell, Asoyia, ISTO, Quadrant Plc., Rhein Biotech N.V., and QIAGEN N.V. He currently serves as a Member of the Supervisory Board or as Non-Executive Director of the following LSP portfolio companies: AM Pharma, Vico Therapeutics, Arvelle Therapeutics, OxThera, Orphazyme, Kiadis Pharma and Pharvaris. He received a Master’s degree in Economics from Amsterdam University. Our Board believes Mr. Kleijwegt’s experience as an executive and investor in the life sciences industry qualifies him to serve on our Board.

Dr. Silvia Noiman, Ph.D., M.B.A. Director
Dr. Silvia Noiman has served as a member of our Board since December 2017 and previously served as a director of the Eloxx Limited Board since September 2013. Dr. Noiman has over 25 years of experience as an entrepreneur and executive in the biopharmaceuticals industry. Currently, she is serving as a consultant to Pontifax Venture Capital. Dr. Noiman founded Eloxx Limited in 2013 and held multiple executive roles from October 2013 to December 2017, including as Chief Executive Officer. She has served as venture partner of Pontifax IV since November 2015 and Pontifax II since 2010. Dr. Noiman founded and served as Executive Chairwoman of many of the Pontifax VC portfolio companies, including cCAM Biotherapeutics Ltd., acquired by Merck in 2015. She was also founder and Senior Vice President of Predix Pharmaceuticals Ltd., bringing a small early-stage drug discovery company from inception to a $500 million publicly traded multi-product company. Under Dr. Noiman’s leadership, Predix progressed four discovery programs to late stage clinical trials and formed significant big pharma partnerships. Prior to founding Predix, Dr. Noiman was engaged in large-scale entrepreneurial activities in the biotech industry in Israel. Dr. Noiman received a M.Sc. in population genetics and a B.Sc. in Biology from the Faculty of Life Sciences at Tel-Aviv University, an M.B.A. from Recanati School of Management at Tel-Aviv University, a Ph.D. in Molecular Biology from Tel-Aviv University and did post-doctoral work at the Weizmann Institute of Science. Dr. Noiman has published numerous papers and holds several patents. Our Board believes Dr. Noiman’s in-depth knowledge of the Company and her experience in executive roles in the biotechnology industry qualifies her to serve on our Board.

Mr. Ran Nussbaum Independent Director Nominating Committee (Chair) Strategic Finance Committee
Mr. Ran Nussbaum has served as a member of our Board since December 2017, and previously served as a member of the Eloxx Limited Board since September 2013. Mr. Nussbaum is a managing partner and Co-Founder of The Pontifax Group, which established six funds with over $700 million under management and invested in over 80 portfolio companies. Over the past 15 years, Mr. Nussbaum has been managing The Pontifax Group’s activity together with Mr. Tomer Kariv. Mr. Nussbaum is the Chairman of the Board of Keros Therapeutics Inc. From 2006 to 2008 he also served as Chief Executive Officer of Biomedix Ltd. and Spearhead Ltd., and was Chairman of the Board of Nasvax Ltd. Mr. Nussbaum’s experience in the life sciences arena coupled with over a decade of experience in the business intelligence field create a unique blend of skills, enabling him to support companies from inception to commercialization. Mr. Nussbaum previously served as a Director of Quiet Therapeutics Ltd., Ocon Medical Ltd., N.T.B. Pharma Ltd., ArQule, Inc. (acquired by Merck in January 2020) and Zolex Therapeutics Ltd. He currently serves as a Director of UroGen Pharma Ltd. (formerly, TheraCoat), Lutris Pharma Ltd., and Prevail Therapeutics Inc. Mr. Nussbaum also has previously served on the boards of directors of many of The Pontifax Group’s portfolio companies: c-Cam Biotherapeutics Ltd., Kite Pharma, Inc., BioBlast Pharma Ltd., Nutrinia Ltd., NovellusDx Ltd., and VBI Vaccines Inc. Our Board believes Mr. Nussbaum’s experience as a venture capitalist investor in the biotechnology industry qualifies him to serve on our Board.

Mr. Steven Rubin Independent Director Strategic Finance Committee (Chair) Audit Committee
Mr. Steven Rubin has served as a member of our Board since May 2014, when the Company was known as Sevion Therapeutics, Inc. until its merger with Eloxx Pharmaceuticals, Ltd. in December 2017. Mr. Rubin is the Executive Vice President — Administration and a Director of OPKO Health, Inc. Mr. Rubin is currently a Director of Red Violet, Inc., Kidville, Inc., Non-Invasive Monitoring Systems, Inc., Cocrystal Pharma, Inc., Neovasc, Inc. and ChromaDex Corp. Mr. Rubin previously served as a Director of Cogint, Inc. prior to the spinoff of Red Violet from Cogint in March 2018, Dreams, Inc., Safestitch Medical, Inc. prior to its merger with TransEnterix, Inc., SciVac Therapeutics, Inc. prior to its merger with VBI Vaccines, Inc., Castle Brands, Inc., Tiger X Medical, Inc. prior to its merger with BioCardia, Inc., and PROLOR Biotech, Inc. prior to its acquisition by OPKO Health, Inc. Mr. Rubin received a B.A. in Economics from Tulane University and a J.D. from the University of Florida. Our Board believes Mr. Rubin’s experience in the biopharmaceutical industry, along with his extensive public company board experience qualifies him to serve on our Board.

Dr. Jasbir Seehra, Ph.D. Independent Director Audit Committee Compensation Committee
Dr. Jasbir Seehra has served as a member of our Board since February 2018. Dr. Seehra has served as Chief Executive Officer of Keros Therapeutics since December 2015. Before that, he worked for Third Rock Ventures and helped establish Decibel (where he still serves on their Scientific Advisory Board) and Ember Therapeutics (as Chief Scientific Officer). Before joining Ember, Dr. Seehra was part of a team of scientific advisors for many companies. He has served as an advisor on Ember’s Scientific Advisory Board since the company’s launch. With greater than 25 years of experience developing innovative small molecule and biologic drugs, Dr. Seehra served as Chief Scientific Officer of Acceleron Pharma, Inc., which he co-founded in 2003. He has also served as Vice President of Biological Chemistry at Wyeth and led the small molecule lead discovery effort at Genetics Institute, Inc., where he successfully built the institute’s small molecule drug discovery capabilities, including medicinal chemistry, high throughput screening and structural biology. Dr. Seehra has authored numerous publications and is an inventor on 78 patents. Dr. Seehra received a B.S. and a Ph.D. in Biochemistry from the University of Southampton in England. He completed his postdoctoral work at the Massachusetts Institute of Technology. Our Board believes Dr. Seehra’s drug development and executive leadership experience qualifies him to serve on our Board.

Mr. Gadi Veinrib Independent Director Compensation Committee
Mr. Gadi Veinrib has served as a member of our Board since 2017. Mr. Veinrib previously served as a member of the Eloxx Limited Board since November 2014. Mr. Veinrib serves as the Chairman of the Board of Aqua Maof Aquaculture Technologies Ltd., a world leader in indoor aquaculture technology, as well as other companies in the Aqua Maof Global Aquaculture Group. Mr. Veinrib serves as a board member in Israeli based Meteo-Logic Ltd., SGCI and Minute Ltd. Mr. Veinrib served as Vice President of Elron Electronic Industries Ltd., as well as a director of companies within Discount Investment Corporation Ltd. (a member of the IDB Group), including Netvision Ltd., RDSeed Ltd., Cloudyn Software Ltd. and Nana10 Ltd. Mr. Veinrib holds a B.A. in Economics from Tel Aviv University. Our Board believes Mr. Veinrib’s executive and financial leadership experience qualifies him to serve on our Board.

Dr. Gregory C. Williams, Ph.D., M.B.A. Director Chief Executive Officer
Dr. Gregory Williams has served as our Chief Executive Officer since February 2020 and previously served as our Chief Operating Officer since June 2018. Dr. Williams has over 30 years of pharmaceutical and biotechnology experience leading regulatory affairs, compliance, quality, manufacturing, commercial and product development programs. Dr. Williams is an accomplished scientist and seasoned pharmaceutical executive with a solid track record of successful achievement of business, medical, scientific and regulatory goals. His focus is on driving innovation to improve patient care by developing and commercializing new products to address unmet patient and health system needs. While at The Medicines Company, Dr. Williams led development and successful approval of the antihypertensive drug, Cleviprex®. Dr. Williams also worked on the orphan drug programs at NPS Pharmaceuticals, Inc. Most recently, while at Radius Health, Inc., Dr. Williams led the successful first cycle approval by the FDA of TYMLOS®. Dr. Williams brings established relationships with global health authority reviewers, having led the development and/or initial and expanded approvals of several global brands, as well as expertise across a wide range of therapeutic categories, molecule types, dosage forms and technologies. Dr. Williams holds a Ph.D. in Biopharmaceutics from Rutgers University and a M.B.A. from Cornell University. Our Board believes Dr. Williams’ experience as an executive and extensive knowledge in the development of pharmaceutical products qualifies him to serve on our Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL 1.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Independence of the Board of Directors
As required under Nasdaq Stock Market (“Nasdaq”) listing rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the company’s board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of  “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that the following seven directors are independent directors within the meaning of the applicable Nasdaq listing standards: Messrs. Kariv, Kleijwegt, Nussbaum, Rubin and Veinrib, and Drs. Avnur and Seehra. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with us. Dr. Williams and Dr. Noiman are not independent by virtue of their current and prior executive officer positions, respectively, with the Company.
Board Leadership Structure
The Board has a Chairman, Mr. Kariv, who has authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board.
Role of the Board in Risk Oversight
One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for our Company. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and risk management is undertaken. Our Nominating Committee monitors the effectiveness of our Corporate Governance Guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The Strategic Finance Committee assists the Board in fulfilling its responsibilities to review, among other things, the Company’s long-term strategy, risks and opportunities relating to such strategy, major financial objectives and potential transactions. It is the responsibility of the chairperson of each committee of the Board to report findings regarding material risk exposures to the full Board as quickly as possible.
Meetings of the Board of Directors
The Board met six times during fiscal year 2019. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member. The Board also met several times during the year on an informal basis where members received regular operational updates concerning the Company. Additional actions of the Board and the committees of the Board were adopted by written consent, which are not included in the total number of meetings held for the Board and each committee.
Insider Trading Policy Approved by the Board of Directors
The Board has approved an Insider Trading Policy (the “Policy”), which, among other matters, addresses transactions that present a heightened legal risk and the potential appearance of improper or inappropriate conduct. It is the Company’s policy that covered persons, which include all Company directors, officers and employees, may not engage in any of the following transactions:
•
Short-Term Trading.   Short-term trading of Company securities may be distracting to the person trading and may unduly focus the person on the Company’s short-term performance instead of the Company’s long-term business objectives. For these reasons, and consistent with Section 16(b) of the Securities Exchange Act of 1934, as amended

(the “Exchange Act”), any director or executive officer of the Company who purchases Company securities may not sell any Company securities of the same class during the six months following the purchase (or vice versa).
•
Short Sales.   Short sales of Company securities (i.e., the sale of a security that the seller does not own) may evidence an expectation on the part of the seller that the securities will decline in value and therefore might signal to the market that the seller lacks confidence in the Company’s prospects and are prohibited. In addition, Section 16(c) of the Exchange Act prohibits executive officers and directors from engaging in short sales.

•
Publicly Traded Options.   Given the relatively short term of publicly traded options, transactions in options may create the appearance that a director, officer or employee is trading based on material nonpublic information and focus such person’s attention on short-term performance at the expense of the Company’s long-term objectives. Accordingly, transactions in put options, call options or other derivative securities on an exchange or in any other organized market, are prohibited.

•
Hedging Transactions.   Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Such hedging transactions may permit a director, officer or employee to continue to own Company securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as the Company’s other stockholders. Therefore, directors, officers and employees are prohibited from engaging in any such transactions.

•
Margin Accounts and Pledged Securities.   Securities held in a margin account as collateral for a margin loan may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Similarly, securities pledged (or hypothecated) as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in Company securities, directors, officers and other employees are prohibited from holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan.

•
Standing and Limit Orders.   Standing and limit orders (except standing and limit orders under Rule 10b5-1 Plans) create heightened risks for insider trading violations, similar to the use of margin accounts. There is no control over the timing of purchases or sales that result from standing instructions to a broker, and as a result the broker could execute a transaction when a director, officer or other employee is in possession of material nonpublic information. The Company therefore discourages placing standing or limit orders on Company securities other than pursuant to Rule 10b5-1 Plans, and a covered person must contact the Company’s Compliance Officer for clearance to place the order.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS
The Board has four committees: Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Strategic Finance Committee. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Each committee acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board of Directors. A copy of the charter of each of our committees, as well as our Corporate Governance Guidelines, are available on our website at www.eloxxpharma.com by choosing the “Investors” link and clicking on the “Corporate Governance” section.
Committee Memberships
Nominee Committee Membership(1)
Name	Audit	Nominating	Compensation	Strategic Finance
Zafrira Avnur, Ph.D.		●
Tomer Kariv		●
Martijn Kleijwegt				●
Ran Nussbaum				●
Steven D. Rubin	●
Jasbir Seehra, Ph.D.	●		●
Gadi Veinrib			●

(1)
As of March 25, 2020.

= Denotes Chair

Audit Committee
For fiscal year 2019, the Audit Committee was composed of three directors: Messrs. Kleijwegt and Rubin and Dr. Seehra, with Mr. Kleijwegt serving as the chairman of the committee. The Audit Committee met six times during fiscal year 2019. The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee our corporate accounting and financial reporting processes and audits of our financial statements. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the Company’s independent registered public accounting firm; determines and approves the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law; reviews and approves or disapproves transactions between the Company and any related persons; confers with management, and the Company’s independent registered public accounting firm, as appropriate, regarding the effectiveness of internal control over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and meets to review the Company’s annual and quarterly financial statements with management and the independent registered public accounting firm, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in our Exchange Act reports filed with the SEC.
The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all of the current members of the Audit Committee are independent (as independence is currently defined under Rule 5605(a)(2) of the Nasdaq listing rules and under Rule 10A-3 under the Exchange Act). The Board has also determined that Mr. Rubin qualifies as an “audit committee financial expert,” as defined in applicable

SEC rules. The Board made a qualitative assessment of Mr. Rubin’s level of knowledge and experience based on a number of factors, including formal education and experience as an executive officer and director for publicly and privately held companies.
Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2019 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee of the Board of Directors has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal year 2019.
Respectfully submitted,
Martijn Kleijwegt
Steven D. Rubin
Jasbir Seehra, Ph.D.
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Compensation Committee
For fiscal year 2019, the Compensation Committee was composed of three directors: Mr. Veinrib and Drs. Avnur and Seehra, with Dr. Avnur serving as the chairwoman of the committee. All members of our Compensation Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing rules). The Compensation Committee met five times during fiscal year 2019. The Compensation Committee acts on behalf of the Board to review, adopt and approve the Company’s compensation strategy, policies, plans and programs, including:
•
reviewing and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management, as appropriate;

•
reviewing and recommending to the Board the type and amount of compensation to be paid or awarded to Board members;

•
evaluating and approving the compensation plans and programs advisable for the Company, as well as evaluating and approving the modification or termination of existing plans and programs;

•
establishing policies with respect to equity compensation arrangements with the objective of appropriately balancing the perceived value of equity compensation and the dilutive and other costs of that compensation;

•
reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements (including, without limitation, perquisites and any other form of compensation) for our executive officers and, as appropriate, other senior management; and

•
administration of our equity compensation plans, pension and profit-sharing plans, stock purchase plans, bonus plans, deferred compensation plans and other similar plans and programs, if any.

Compensation Committee Processes and Procedures
The Compensation Committee holds regularly scheduled meetings and such special meetings as circumstances dictate. The agenda for each meeting is usually developed by the Chairperson of the Compensation Committee, in consultation with our Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisers or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. In addition, under the charter, the Compensation Committee has the authority to obtain, at our expense, advice and assistance from compensation consultants and internal and external legal, accounting or other advisers and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisers engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority to retain, in its discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Compensation Committee, other than in-house legal counsel and certain other types of advisers, only after assessing the independence of such person in accordance with SEC and Nasdaq requirements that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent.
The Compensation Committee considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. The Compensation Committee has the authority to delegate to the Chief Executive Officer and/or the officers of the Company who report directly to the Chief Executive Officer and all officers who are “insiders” subject to Section 16 of the Exchange Act (the “Senior Officers”), the determination of compensation under approved compensation programs, except that compensation action affecting the Chief Executive Officer or the Senior Officers may not be delegated. The Committee has direct responsibility and power to review and approve corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, evaluate the performance of the Chief Executive Officer in light of those goals and objectives, and approve the compensation level for the Chief Executive Officer based on this evaluation.
Compensation Committee Consultant
The Compensation Committee has retained Radford, an Aon Hewitt Company, to which we refer as “Radford,” as its independent compensation consultant during fiscal year 2019. Based on the six factors for assessing independence and identifying potential conflicts of interest that are set forth in SEC Rule 10C-1(b)(4) under the Exchange Act, the Nasdaq Listing Rules and such other factors as were deemed relevant under the circumstances, our Compensation Committee has determined that Radford is independent and the work Radford performed on behalf of the Compensation Committee did not raise any conflict of interest. Radford regularly meets with the Compensation Committee and provides advice regarding the design and implementation of our executive compensation programs, as well as our director compensation programs. In particular, Radford:
•
reviews and makes recommendations regarding executive and non-employee director compensation;

•
provides market data and performs competitive market analyses, including peer group analyses; and

•
assists in the preparation of certain of our compensation-related disclosures included in this Proxy Statement.

In providing its services to the Compensation Committee, with the Compensation Committee’s knowledge, Radford may contact our management from time to time to obtain data and other information from us and to work together in the development of proposals and alternatives for the Compensation Committee to review and consider. In fiscal year 2019, the cost of Radford’s executive compensation and director compensation consulting services was $55,439 (exclusive of the purchase of certain Radford surveys at a cost of  $12,600).
In order to ensure that Radford is independent, Radford is engaged by, takes direction from, and reports to, only the Compensation Committee and, accordingly, only the Compensation Committee has the right to terminate or replace Radford at any time.
Compensation Committee Interlocks and Insider Participation
Each member of the Compensation Committee is an independent director within the meaning of the Nasdaq Listing Rules. There were no interlocks among any of the members of the Compensation Committee and any of our executive officers.
Nominating and Corporate Governance Committee
For fiscal year 2019, the Nominating and Corporate Governance Committee, or Nominating Committee, was composed of three directors: Messrs. Nussbaum and Kariv and Dr. Avnur, with Mr. Nussbaum serving as the Chairman of the

Nominating Committee. All members of the Nominating Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing rules). The Nominating Committee met three times during fiscal year 2019.
The Nominating Committee of the Board is responsible for identifying and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of management and the Board and developing a set of corporate governance principles for the Company.
The Nominating Committee believes that candidates for director should have certain minimum qualifications and have the highest personal integrity and ethics. The Nominating Committee believes that each director should possess the requisite ability, judgment and experience to oversee the Company’s business, and should contribute to the overall diversity of the Board. Accordingly, the Nominating Committee considers the qualifications of directors and director candidates individually and in the broader context of its overall composition and the Company’s current and future needs. Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating Committee typically considers diversity, age, skills and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.
In the case of new director candidates, the Nominating Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board and the Company. The Nominating Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
The Nominating Committee will consider director candidates recommended by stockholders. The Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Any such stockholder recommendations must be delivered to our Corporate Secretary, together with the information required to be filed in a proxy statement with the SEC regarding director nominees, and each such nominee must consent to serve as a director if elected, no later than the deadline for submission of stockholder nominations as set forth in our By-laws and under the section of this Proxy Statement entitled “Stockholder Nominations — Advance Notice.”
Stockholder Communications with the Board of Directors
Historically, the Company has not provided a formal process related to stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. The Company believes its responsiveness to stockholder communications to the Board has been excellent. The Nominating Committee will consider adoption of a formal process for stockholder communications with the Board as appropriate and, if adopted, publish it promptly and post it to the Company’s website. Currently, communications with the Board should be made in writing and directed to the Company’s Corporate Secretary at our principal executive offices.
Code of Ethics
We have adopted the Eloxx Pharmaceuticals, Inc. Code of Business Conduct and Ethics that applies to all of our officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at https://investors.eloxxpharma.com/corporate-governance/governance-overview. If we make any substantive amendments to the Code of Business Conduct and Ethics or we grant any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.
Corporate Governance Guidelines
In December 2017, the Board adopted our Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to Board composition and selection, Board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and Board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, may be viewed on our website at https://investors.eloxxpharma.com/corporate-governance/governance-overview.
Stockholder Nominations — Advance Notice
Our By-laws provide that nominations for the election of directors and proposals for other business to be transacted by the stockholders may be made at an annual meeting: (a) pursuant to the Company’s notice with respect to such meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) by any stockholder who (i) is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) complies with the notice procedures set forth in the By-laws and summarized below. The following summary is qualified in its entirety by reference to Section 1.2 of our By-laws, which contains additional information and requirements that must be adhered to.
In addition to any other applicable requirement for a nomination or proposal to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to our Corporate Secretary. To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the annual meeting of the preceding year; provided that in the event that the date of the annual meeting for the current year is more than 30 days before or after the anniversary date of the prior year’s annual meeting, then on or before 10 days after the day on which the date of the current year’s annual meeting is first disclosed in a public announcement.
To be in proper written form, a stockholder’s notice to the Corporate Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director: (i) all information relating to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Exchange Act and such nominee’s written consent to serve as a director if elected; (ii) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning such stockholder, any Stockholder Associated Person (as defined below) or any of their respective affiliates or associates, on the one hand, and the proposed nominee or any of his or her affiliates or associates, on the other hand; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by the person; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act; (b) as to each proposal that the stockholder seeks to bring before the meeting, a brief description of such proposal, the reasons for making the proposal at the meeting, the text of the proposal (including the text of any resolutions proposed for consideration and in the event that it includes a proposal to amend the By-laws of the Company, the language of the proposed amendment) and any material interest that the stockholder has in the proposal; and as to the stockholder giving the notice: (i) the name and record address of such stockholder and any associated persons on whose behalf the nomination or proposal is made; (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder or any associated person; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; and (iv) a representation that such stockholder is a holder of record of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the annual meeting to nominate the persons named in his or her notice.

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year 2020 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP was initially appointed in June 2018 as our independent registered public accounting firm to audit our financial statements for the year ended December 31, 2018. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our By-laws, as amended, nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
The votes cast “for” must exceed the votes cast “against” to approve the ratification of Deloitte & Touche LLP as our independent registered public accounting firm. Abstentions are not counted as votes “for” or “against” this proposal.
Principal Accountant Fees and Services
The following table represents aggregate fees billed to us for fiscal year 2018 and fiscal year 2019 by Deloitte & Touche LLP.
	Fiscal Year Ended December 31, 2018	Fiscal Year Ended December 31, 2019
Audit Fees(1)	$467,358	$633,064
Audit-Related Fees(2)	45,320	70,000
Tax Fees(3)	—	43,785
All Other Fees(4)	3,790	3,790
Total Fees	$516,498	$750,639

(1)
Represents fees billed for professional services provided to us in connection with the integrated annual audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting, the review of our quarterly condensed consolidated financial statements, as well as audit services that are normally provided by an independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
Represents fees billed for professional services provided to us in connection with registration statement filings.

(3)
Represents fees billed for tax compliance and tax advice services, including fees for tax return preparation.

(4)
Represents fees billed for professional services related to annual software subscription.

All such services and fees were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policy and Procedures” described below.
Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Board recognizes the interests our investors have in the compensation of our named executive officers. In recognition of that interest and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Regulation 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. In accordance with that policy, the Company is asking the stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this Proxy Statement. The Company believes that its compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Our equity compensation (which is awarded in the form of stock options, restricted stock units and performance stock units) is designed to build executive ownership and align financial incentives focused on the achievement of our long-term strategic goals (both financial and non-financial). Compensation of the Company’s named executive officers is also designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment and promote the creation of long-term stockholder value.
Accordingly, the Board is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” Proposal 3.
If a quorum is present, the votes cast “for” must exceed the votes cast “against” to approve, on an advisory basis, the compensation of our named executive officers. Abstentions and broker non-votes are not counted as votes “for” or “against” this proposal.
Because the vote is advisory, the result will not be binding on the Board or Compensation Committee. Nevertheless, the views expressed by our stockholders, whether through this say-on-pay vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 3.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers as of the date of this Proxy Statement.
Name	Age(1)	Title
Gregory C. Williams, Ph.D., M.B.A.	61	Chief Executive Officer and former Chief Operating Officer (CEO effective as of February 25, 2020)
Neil S. Belloff, Esq.	60	Chief Operating Officer, General Counsel and Corporate Secretary (COO effective as of February 25, 2020)

(1)
As of May 20, 2020.

We note that Robert E. Ward, former CEO, resigned as an officer and director effective February 25, 2020 and from the Company effective February 29, 2020, David Snow, former Chief Business Officer, resigned from the Company effective February 29, 2020, and Gregory Weaver, former CFO, resigned from the Company effective March 15, 2020. Each of Messrs. Ward, Snow and Weaver, along with Dr. Williams, were named executive officers for fiscal year 2019.
Gregory C. Williams — Chief Executive Officer
Dr. Gregory C. Williams became our Chief Executive Officer and a director on February 25, 2020 and had served as our Chief Operating Officer since June 2018. See “Proposal 1 — Election of Directors” for a discussion of Dr. Williams’ business experience.
Neil S. Belloff — Chief Operating Officer, General Counsel & Corporate Secretary
Mr. Neil S. Belloff became our Chief Operating Officer on February 25, 2020 and has served as our General Counsel and Corporate Secretary since June 2018. Prior to joining Eloxx, Mr. Belloff was Senior Corporate Counsel at Celgene Corporation, a global biopharmaceutical company, since 2011. Mr. Belloff also served for seven years as Executive Vice President and U.S. Corporate and Securities Counsel at Deutsche Telekom, one of the largest telecommunications companies in the world. Mr. Belloff has more than 30 years of legal and business experience, with significant management and project development responsibilities in business-critical areas including risk assessment, strategic planning, regulatory compliance, mergers and acquisitions, capital formation, privacy, pharmaceutical development, and securities matters. In addition to his corporate governance and compliance expertise, Mr. Belloff served as a Senior Attorney-Advisor in the Division of Corporation Finance at the U.S. Securities and Exchange Commission in Washington, D.C. Mr. Belloff holds a J.D. from Quinnipiac University School of Law, a M.A. from New York University, a B.A. from Queens College of the City University of New York, and completed post-graduate studies in the LL.M. Program in Securities Regulation at Georgetown University Law Center.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information relating to the beneficial ownership of our common stock as of March 25, 2020, by (a) each person, or group of affiliated persons, known by us to beneficially own more than five percent (5%) of the outstanding shares of our common stock, (b) each of our directors, (c) each of our named executive officers, and (d) all directors and executive officers as a group.
The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or dispositive power as well as any shares that the individual has the right to acquire within 60 days of March 25, 2020 through the exercise of any stock option, warrants or other rights. Restricted stock units (RSUs) and stock options that will vest within 60 days of March 25, 2020 are deemed outstanding and reflected in the Shares of Common Stock Beneficially Owned column and for computing the ownership percentage of the stockholder holding such securities, but are not deemed outstanding for computing the ownership percentage of any other stockholder. Vested RSUs are included as common stock. Shares underlying Performance Stock Units are not deemed outstanding until earned and are not included in the table. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and dispositive power with respect to all shares of common stock held by that person.
The percentage of shares beneficially owned is computed on the basis of 40,125,454 shares of our common stock outstanding as of March 25, 2020. Shares of common stock that a person has the right to acquire within 60 days of March 25, 2020, are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise noted below, the address of the persons listed on the table is c/o Eloxx Pharmaceuticals, Inc., 950 Winter Street, Waltham, MA 02451.
Greater than 5% Stockholders	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Pontifax Funds(1)	9,339,671	23.3%
LSP V Coöperatieve U.A.(2)	2,953,673	7.4%
Menora Mivtachim Holdings Ltd.(3)	2,094,208	5.2%
Directors and Named Executive Officers
Robert Ward(4)	825,937	2.0%
Zafrira Avnur, Ph.D.(5)	40,596	*
Tomer Kariv(6)	9,378,004	23.3%
Martijn Kleijwegt(7)	2,992,006	7.4%
Silvia Noiman, Ph.D., M.B.A.(8)	846,582	2.1%
Ran Nussbaum(9)	9,378,004	23.3%
Steven D. Rubin(10)	97,453	*
Jasbir Seehra, Ph.D.(11)	38,333	*
Gadi Veinrib(12)	38,333	*
Gregory Weaver(13)	286,222	*
Gregory C. Williams, Ph.D., M.B.A.(14)	188,035	*
David Snow(15)	185,587	*
All directors and executive officers as a group (10 persons)(16)	13,733,633	33.4%

*
Represents beneficial ownership of less than 1%.

(1)
Based on a Schedule 13D/A filed with the SEC on June 26, 2019 and subsequent Form 4 filings, Pontifax Management III G.P. (2011) Ltd. (“Management III”) has shared voting and dispositive power with respect to 7,188,186 shares of common stock; Pontifax Management Fund III L.P. has shared voting and dispositive power with respect to 7,188,186 shares of common stock; Pontifax (Cayman) III, L.P. has shared voting and dispositive power with respect to 2,287,937 shares of common stock; Pontifax (Israel) III,

L.P. has shared voting and dispositive power with respect to 4,900,249 shares of common stock; Pontifax Management 4 G.P. (2015) Ltd. (“Management 4”) has shared voting and dispositive power with respect to 2,151,485 shares of common stock; Pontifax IV GP L.P. has shared voting and dispositive power with respect to 2,151,485 shares of common stock; Pontifax (Cayman) IV L.P. has shared voting and dispositive power with respect to 510,846 shares of common stock; Pontifax (Israel) IV, L.P. has shared voting and dispositive power with respect to 1,049,310 shares of common stock; and Pontifax (China) IV L.P. has shared voting and dispositive power with respect to 567,329 shares of common stock. The managing partners of Management III and Management 4 are Tomer Kariv and Ran Nussbaum. The address of the entities affiliated with Pontifax Funds is 14 Shenkar St., Herzeliya, Israel.
(2)
Based on a Schedule 13D/A filed with the SEC on March 13, 2020. Consists of 2,953,673 shares of common stock held by LSP V Coöperatieve U.A. LSP V Management B.V. is the director and manager of LSP V Coöperatieve U.A. and shares voting power and investment control over shares held by LSP V Coöperatieve U.A. The managing directors of LSP V Management B.V. are Martijn Kleijwegt, Rene Kuijten and Joachim Rothe. The address of LSP is Johannes Vermeerplein 9, 1071 DV Amsterdam, the Netherlands.

(3)
Based on a Schedule 13G/A filed with the SEC on February 12, 2020, Menora Mivtachim Holdings Ltd. has shared voting and dispositive power with respect to 2,094,208 shares of common stock. The address of Menora Mivtachim Holdings Ltd. is Menora House, 23 Jabotinsky St., Ramat Gan 5251102, Israel.

(4)
Consists of 244,267 shares of common stock, 531,670 shares of common stock underlying stock options, and 50,000 shares of common stock held by a family foundation of which Mr. Ward is a trustee.

(5)
Consists of 2,263 shares of common stock held in an IRA indirectly by spouse, and 38,333 shares of common stock underlying stock options.

(6)
Includes 9,339,671 shares of common stock of the Pontifax Funds as to which Mr. Kariv may be deemed to share voting power and investment control in his capacity as a managing partner of Management III and Management 4. Mr. Kariv disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. This total also includes 38,333 shares of common stock underlying stock options.

(7)
Includes 2,953,673 shares of common stock held by LSP V Coöperatieve U.A. as to which Mr. Kleijwegt may be deemed to share voting power and investment control in his capacity as a managing director of LSP V Management B.V. Mr. Kleijwegt disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. This total also includes 38,333 shares of common stock underlying stock options.

(8)
Consists of 490,789 shares of common stock and 355,793 shares of common stock underlying stock options.

(9)
Includes 9,339,671 shares of common stock held by the Pontifax Funds as to which Mr. Nussbaum may be deemed to share voting power and investment control in his capacity as a managing partner of Management III and Management 4. Mr. Nussbaum disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. This total also includes 38,333 shares of common stock underlying stock options.

(10)
Consists of 97,453 shares of common stock underlying stock options.

(11)
Consists of 38,333 shares of common stock underlying stock options.

(12)
Consists of 38,333 shares of common stock underlying stock options.

(13)
Consists of 10,431 shares of common stock and 275,791 shares of common stock underlying stock options.

(14)
Consists of 4,910 shares of common stock and 183,125 shares of common stock underlying stock options.

(15)
Consists of 7,359 shares of common stock and 178,228 shares of common stock underlying stock options.

(16)
Each of Mr. Kariv and Mr. Nussbaum report the shares held by the Pontifax Funds due to their potential deemed shared voting and dispositive power over those shares. The shares held by the Pontifax Funds are only included once in the number reported in this row.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during fiscal year 2019, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by or paid to our principal executive officer, principal financial officer, and the next two most highly compensated executive officers during the years ended December 31, 2019 and 2018 (our “named executive officers”).
Summary Compensation Table
Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Robert E. Ward	2019	500,000	—	—	1,771,840	200,000(6)	47,408	2,519,248
Chief Executive Officer	2018	452,885	—	—	—	425,000	25,759	903,644
Gregory Weaver	2019	357,650	—	230,600	470,400	71,760	46,466	1,176,876
Chief Financial Officer	2018	347,212	—	—	—	138,000	37,009	522,221
Gregory C. Williams(7)	2019	409,375	—	345,900	1,758,250	165,000	12,327	2,690,852
Chief Operating Officer	2018	244,712	50,000(8)	—	4,299,000(9)	78,082	10,487	4,682,281
David P. Snow(10)	2019	388,750	—	288,250	1,080,700	78,000	48,505	1,884,205
Chief Business Officer	2018	197,460	—	—	2,866,000(9)	78,082	83,037(11)	3,224,579

(1)
Reflects the position held by the named executive officer at the end of 2019. Messrs. Ward, Snow and Weaver have since left the Company. Dr. Williams has been appointed as our Chief Executive Officer.

(2)
Amounts reflect the aggregate grant date fair value of restricted stock units granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. These amounts do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the restricted stock unit or the sale of the common stock underlying such restricted stock unit. The grant date fair value was not adjusted to take into account any estimated forfeitures.

(3)
Amounts reflect the aggregate grant date fair value of option awards granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. These amounts do not reflect the actual economic value that may be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. The grant date fair value was not adjusted to take into account any estimated forfeitures.

(4)
Except as noted in note (6) below, amounts represent amounts payable upon the achievement of pre-established annual corporate goals. The Company’s Compensation Committee determined to pay Mr. Ward, Mr. Weaver, Dr. Williams, and Mr. Snow annual cash incentive plan awards equal to 0%, 50%, 100% and 50%, respectively, of such named executive officer’s target award for performance in 2019.

(5)
Amounts shown in the “All Other Compensation” column include the Company’s contributions to a tax qualified 401(k) plan and insurance premiums for life insurance and medical payments that were paid consistent with the Company’s policies and available to all employees.

(6)
Amount consists of a transaction bonus totaling $200,000 made pursuant to the terms of Mr. Ward’s employment agreement.

(7)
Dr. Williams was appointed Chief Operating Officer, effective June 25, 2018, and received a pro-rated amount of his annual salary of  $375,000 and his annual cash incentive plan award for his service in 2018.

(8)
Amounts represent sign-on bonus payments paid in 2018 pursuant to the terms of Dr. Williams’ employment agreement.

(9)
Amount consists of an equity award received pursuant to the terms of the named executive officer’s respective employment agreement. Amounts reflect the aggregate grant date fair value of option awards calculated in accordance with note (3) above and reflect corrections to previously reported values, which used the grant date strike price to calculate the values.

(10)
Mr. Snow was appointed Chief Business Officer, effective June 25, 2018, and received a pro-rated amount of his annual salary of $375,000 and his annual cash incentive plan award for his service in 2018.

(11)
Amount includes consulting fees of  $61,355 paid prior to Mr. Snow’s appointment as Chief Business Officer on June 25, 2018.

Outstanding Equity Awards at Fiscal Year-End
The following table shows the equity awards held by our named executive officers, as of December 31, 2019.
	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexer- cisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares of Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Robert E. Ward	12/26/2017	355,991	284,794	22,427	8.00	12/26/2027	284,794	2,096,084	22,427	165,063
	1/30/2019	—	226,000	—	11.53	1/30/2029	—	—	—	—
Gregory Weaver	12/19/2017	199,633	199,633	—	6.00	12/19/2027	—	—	—	—
	1/30/2019	—	60,000	—	11.53	1/30/2029	20,000	147,200	—	—
Gregory C. Williams	6/25/2018	133,333	166,667	—	18.85	6/25/2028	—	—	—	—
	1/30/2019	—	100,000	—	11.53	1/30/2029	30,000	220,800	—	—
	9/12/2019	—	225,000	—	6.47	9/12/2029	—	—	—	—
David P. Snow	6/25/2018	88,888	111,112	—	18.85	6/25/2028	—	—	—	—
	1/30/2019	—	55,000	—	11.53	1/30/2029	25,000	184,000	—	—
	9/12/2019	—	150,000	—	6.47	9/12/2029	—	—	—	—

(1)
The market value of the stock awards is determined by multiplying the number of shares subject to such award times by $7.36, which was the closing market price of the Company’s common stock on December 31, 2019, the last business day of 2019.

Employment Arrangements
The initial terms and conditions of employment for each of our named executive officers are set forth in either employee offer letters or employment agreements. Each of our named executive officers served as at-will employees, subject to the terms of applicable offer letters or employment agreements. We entered into agreements with each of our named executive officers setting forth the terms of their employment with us. Below is a description of the material terms of each of the agreements.
Former Executives:
Employment Agreement with Robert E. Ward (Chief Executive Officer until February 25, 2020)
Pursuant to his employment agreement with us effective as of December 26, 2017, Mr. Ward’s annual base salary of $450,000 was increased to $500,000 effective January 1, 2019 following the successful consummation of the Company’s capital raise in April 2018. Mr. Ward was also eligible to earn an annual cash bonus, with a target of 50% of his annual base salary, subject to the achievement of performance milestones determined by our Board. Mr. Ward was also eligible to earn transaction bonuses as follows: (i) a bonus of   $200,000 following the consummation of a first transaction between the Company and a strategic pharmaceutical company, and (ii) a bonus of  $200,000 following the successful consummation of a fundraising by the Company which exceeds $10 million, in each case, as determined by our Board in its reasonable discretion. Mr. Ward was also eligible to participate in the Company’s benefit programs as made generally available to other senior executives and was eligible to receive annual equity grants, in the discretion of our Board or any committee thereof.
Following the termination of Mr. Ward’s employment by the Company, Mr. Ward will receive (1) continued payments of his base salary for 12 months, (2) payments for COBRA coverage at applicable rates for 12 months, (3) any annual bonus earned but unpaid for the year immediately prior to his termination date, (4) accelerated vesting of 25% of his unvested shares subject to all stock options, restricted stock units and other equity awards, and (5) an additional nine months in which to exercise any vested stock options (but not to exceed the original term of the award). Mr. Ward is also eligible for certain tax gross up benefits in the event that payments to him under the employment agreement are subject to Section 280G and 4999 of the Internal Revenue Code.

Employment Agreement with Gregory Weaver (Chief Financial Officer until March 15, 2020)
On March 12, 2018, we entered an employment agreement with Mr. Weaver, pursuant to which he was entitled to receive a base salary at an annual rate of   $345,000 and was eligible to earn an annual performance-based bonus of up to 40% of his base salary at the discretion of the Board or any committee thereof.
Following the termination of Mr. Weaver’s employment agreement, Mr. Weaver will receive (1) continued payments of his base salary for 12 months, (2) payments for COBRA coverage at applicable rates for 12 months, (3) any Annual Bonus (as defined in the employment agreement) earned but unpaid for the year immediately prior to the date his employment terminated, (4) accelerated vesting of 25% of the unvested shares subject to all of his stock options, restricted stock units and other equity awards, and (5) a post-termination stock option exercise period for the shorter of 9 months or for the remaining term of the award.
Employment Agreement with David Snow (Chief Business Officer until February 29, 2020)
The Company entered into an employment agreement with Mr. Snow effective as of June 25, 2018 wherein he agreed to serve as the Company’s Chief Business Officer reporting to the Chief Executive Officer of the Company. Pursuant to the agreement, Mr. Snow was entitled to an annual base salary of  $375,000 and was also eligible to earn an annual cash bonus, with a target of 40% of his annual base salary, based upon the achievement of performance milestones determined by our Board. Mr. Snow’s agreement also provided for the grant of stock options to purchase 200,000 shares of common stock at an exercise price of  $18.85 (the closing market price on the date of grant). The stock options were issued under the 2018 Plan and were scheduled to vest and become exercisable with respect to one-third of the shares on the first anniversary of the effective date of the Agreement and with respect to an additional one-twelfth of the remaining shares on each quarterly anniversary of the grant date thereafter, subject to continued employment with the Company through each such date. Mr. Snow was entitled to participate in all employee benefit plans that the Company generally makes available to its senior executives (other than severance plans) from time to time.
Following the termination of Mr. Snow’s employment agreement by the Company, Mr. Snow will receive (1) continued payments of his base salary for 12 months, (2) payments for COBRA coverage at applicable rates for 12 months, (3) any Annual Bonus (as defined in the employment agreement) earned but unpaid for the year immediately prior to the date his employment terminated, (4) pursuant to the 2018 Plan, accelerated vesting of 25% of the unvested shares subject to stock options, restricted stock units and other equity awards, and (5) a post-termination stock option exercise period for the shorter of 9 months or for the remaining term of the award.
Current Executives:
Employment Agreement with Gregory Williams
The Company entered into an employment agreement with Dr. Williams effective as of February 25, 2020 wherein he agreed to serve as the Company’s Chief Executive Officer. Pursuant to the agreement, Dr. Williams is entitled to an annual base salary of  $475,000 and is also eligible to earn an annual cash bonus, with a target of 50% of his annual base salary, based upon the achievement of performance milestones determined by our Board. Dr. Williams is also eligible to earn a performance bonus of  $125,000 upon the achievement of complete Phase 2 study enrollment (US, EU and IL) by July 2020. Dr. Williams’ agreement also provided for the grant of stock options to purchase 400,000 shares of common stock at an exercise price of  $3.59 (the closing market price on the date of grant) and restricted stock units for 200,000 shares of Common Stock. The stock options and restricted stock units were issued under the 2018 Plan and will vest and become exercisable over a four year period as follows: one-fourth of the shares on the first anniversary of the effective date of the Agreement and the remaining shares equally on each quarterly anniversary of the grant date thereafter, subject to continued employment with the Company through each such date. In addition, the vesting of the stock options granted, and any future stock options, restricted stock units or other equity compensation awards will be accelerated and become fully vested and exercisable or payable, as the case may be, upon the occurrence of a Significant Event (as defined in the 2018 Plan). Dr. Williams will be entitled to participate in all employee benefit plans that the Company generally makes available to its senior executives (other than severance plans) from time to time.
Upon the termination of Dr. Williams’ employment agreement by the Company without Cause or a resignation by Dr. Williams for Good Reason (each such term as defined in the employment agreement), Dr. Williams will be entitled to (1) a lump sum payment of an amount equal to 12 months of his base salary, (2) payments for COBRA coverage at applicable rates for 12 months, (3) any Annual Bonus (as defined in the employment agreement) earned but unpaid for the year immediately prior to the date his employment terminated, (4) a pro-rata portion of the Target Bonus (as defined in the employment agreement) based on the number of days that Dr. Williams was employed during such performance year or achievement of performance goals as determined by the Board in good faith, depending on whether performance goals were established as of the date of termination, and (5) pursuant to the 2018 Plan, accelerated vesting of 25% of the unvested shares subject to stock options, restricted stock units and other equity awards, and a post-termination stock option exercise period for the shorter of 9 months or for the remaining term of the award.
If Dr. Williams’ employment is terminated by the Company without Cause or Dr. Williams resigns for Good Reason within 24 months following a Significant Event, he will be entitled to (1) a lump sum payment of an amount equal to 18 months of his base salary, (2) payments for COBRA coverage at applicable rates for 18 months, (3) any Annual Bonus (as defined in the employment agreement) earned but unpaid for the year immediately prior to the date his employment terminated, (4) the full Target Bonus (as defined in the employment agreement) for the performance year in which his employment terminated, and (5) pursuant to the 2018 Plan, accelerated vesting of all of the unvested shares subject to stock options, restricted stock units and other equity awards, and a post-termination stock option exercise period for the shorter of 12 months or for the remaining term of the award.
If Dr. Williams’ employment is terminated by the Company for Cause or by Dr. Williams without good reason, the Company shall pay Dr. Williams (1) any unpaid base salary through the date of termination and any accrued vacation; (2) reimbursement for any unreimbursed expenses owed to Dr. Williams; and (3) all other payments and benefits to which Dr. Williams is entitled under the terms of any applicable compensation arrangement or benefit, equity or other plan or program, including but not limited to any applicable insurance benefits, payable on the next regularly scheduled Company payroll date following the date of termination or earlier if required by applicable law only, and shall not be obligated to make any additional payments.
Employment Agreement with Neil Belloff
The Company entered into an employment agreement with Mr. Belloff effective as of February 25, 2020 wherein he agreed to serve as the Company’s Chief Operating Officer, General Counsel and Corporate Secretary. Pursuant to the agreement, Mr. Belloff is entitled to an annual base salary of  $420,000 and is also eligible to earn an annual cash bonus, with a target of 40% of his annual base salary, based upon the achievement of performance milestones determined by our Board. Mr. Belloff is entitled to an annual housing allowance equal to a net after-tax amount of  $36,000. Mr. Belloff’s agreement also provided for the grant of stock options to purchase 200,000 shares of common stock at an exercise price of  $3.59 (the closing market price on the date of grant) and restricted stock units for 100,000 shares of Common Stock. The stock options and restricted stock units were issued under the 2018 Plan and will vest and become exercisable over a four year period as follows: one-fourth of the shares on the first anniversary of the effective date of the Agreement and the remaining shares equally on each quarterly anniversary of the grant date thereafter, subject to continued employment with the Company through each such date. In addition, the vesting of the stock options granted, and any future stock options, restricted stock units or other equity compensation awards will be accelerated and become fully vested and exercisable or payable, as the case may be, upon the occurrence of a Significant Event (as defined in the 2018 Plan). Mr. Belloff will be entitled to participate in all employee benefit plans that the Company generally makes available to its senior executives (other than severance plans) from time to time.
Upon the termination of Mr. Belloff’s employment agreement by the Company without Cause or a resignation by Mr. Belloff for Good Reason (each such term as defined in the employment agreement), Mr. Belloff will be entitled to (1) a lump sum payment of an amount equal to 12 months of his base salary, (2) payments for COBRA coverage at applicable rates for 12 months, (3) any Annual Bonus (as defined in the employment agreement) earned but unpaid for the year immediately prior to the date his employment terminated, (4) a pro-rata portion of the Target Bonus (as defined in the employment agreement) based on the number of days that Mr. Belloff was employed during such performance year or achievement of performance goals as determined by the Board in good faith, depending on whether performance goals were established as of the date of termination, and (5) pursuant to the 2018 Plan, accelerated vesting of 25% of the unvested shares subject to stock options, restricted stock units and other equity awards, and a post-termination stock option exercise period for the shorter of 9 months or for the remaining term of the award.
If Mr. Belloff’s employment is terminated by the Company without Cause or Mr. Belloff resigns for Good Reason within 24 months following a Significant Event, he will be entitled to (1) a lump sum payment of an amount equal to 18 months of his base salary, (2) payments for COBRA coverage at applicable rates for 18 months, (3) any Annual Bonus (as defined in the employment agreement) earned but unpaid for the year immediately prior to the date his employment terminated, (4) the full Target Bonus (as defined in the employment agreement) for the performance year in which his employment terminated, and (5) pursuant to the 2018 Plan, accelerated vesting of all of the unvested shares subject to stock options, restricted stock units and other equity awards, and a post-termination stock option exercise period for the shorter of 12 months or for the remaining term of the award.
If Mr. Belloff’s employment is terminated by the Company for Cause or by Mr. Belloff without good reason, the Company shall pay Mr. Belloff  (1) any unpaid base salary through the date of termination and any accrued vacation; (2) reimbursement for any unreimbursed expenses owed to Mr. Belloff; and (3) all other payments and benefits to which Mr. Belloff is entitled under the terms of any applicable compensation arrangement or benefit, equity or other plan or program, including but not limited to any applicable insurance benefits, payable on the next regularly scheduled Company payroll date following the date of termination or earlier if required by applicable law only, and shall not be obligated to make any additional payments.
Executive Benefits and Perquisites
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits. Our named executive officers participate in these plans on the same basis as other eligible employees. The value of these benefits is included above in the “All Other Compensation” column of the summary compensation table.
Retirement Plans
We maintain a 401(k) plan in which U.S. employees of the Company who meet certain eligibility requirements, including our named executive officers, are eligible to participate. The 401(k) plan is a U.S. tax-qualified defined contribution retirement plan under which eligible employees may defer their eligible compensation, subject to the limits imposed by the U.S. Internal Revenue Code, and the Company may, in its discretion, make a matching contribution of 100% on the first 3% of employee contributions and 50% on the employee contributions from 3% to 5%.
Elements of Our Compensation Programs for Named Executive Officers
The goal of our compensation plans and programs is to deliver appropriate, fiscally responsible compensation to named executive officers that focuses their efforts on delivering results against short- and long-term objectives, provides sustained value to stockholders and encourages the taking of responsible, appropriate and balanced risks. Accordingly, we have designed our compensation programs to include the following components:
Pay Mix
The Compensation Committee believes that compensation for our named executive officers must be a mix of variable compensation (both short- and long-term) and fixed compensation (base salary) in order to reinforce our executives’ responsibility to balance short- and long-term performance while maintaining focus on delivering value for our stockholders. As such, our programs offer opportunity for higher compensation for successful performance and lower compensation in the absence of success.
Base Salary
Base salaries for our named executive officers provide a fixed rate of pay and serve as the basis for calculating targets in certain variable pay programs. Starting salaries and subsequent increases are determined based on the following factors:
•
performance, experience, expected future contribution and ability to deliver value to stockholders;

•
analysis of internal pay relationships; and

•
market conditions and competitive positioning.

Annual Bonus
Our variable pay plan is designed to focus our named executive officers on annual goals and objectives that are established in order to contribute to the short- and long-term success of our business. The Compensation Committee reviews and approves each plan year’s targets and performance metrics to ensure that they are challenging and commensurate with our short- and long-term business plan. Actual payments made are calculated based on performance in relation to the Compensation Committee approved goals.
Equity Grants
The Compensation Committee maintains that equity awards must align the interests of our named executive officers with those of our stockholders through rewarding exceptional corporate performance, stockholder returns and ensuring that decisions made in the short-term solidify a strong future for us. As such, awards granted pursuant to the 2018 Plan are an essential component of our total compensation strategy. The equity pool of awards available to grant to all employees (including our named executive officers) in any given year is approved at the end of the prior year by the Compensation Committee, subject to the overall maximum amount of shares of our common stock available under the 2018 Plan. Equity awards may take the form of, among others, stock options, restricted stock units or performance stock units.

DIRECTOR COMPENSATION
The following table sets forth information concerning the compensation awarded to, earned by or paid our non-employee directors during fiscal year 2019.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Zafrira Avnur, Ph.D.	57,500(3)	—	119,600	—	177,100
Tomer Kariv	47,500(4)	—	119,600	—	167,100
Martijn Kleijwegt	62,500(5)	—	119,600	—	182,100
Silvia Noiman, Ph.D., M.B.A.	40,000	—	119,600	—	159,600
Ran Nussbaum	57,500(4)	—	119,600	—	177,100
Steven D. Rubin	57,500	—	119,600	—	177,100
Jasbir Seehra, Ph.D.	55,000	—	119,600	—	174,600
Gadi Veinrib	47,500	—	119,600	—	167,100

(1)
Amounts reflect the aggregate grant date fair value of option awards granted during the relevant fiscal year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019. These amounts do not reflect the actual economic value that may be realized by the non-employee director upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock upon the vesting of underlying such stock options. The grant date fair value was not adjusted to take into account any estimated forfeitures. These awards had a grant date fair value of $5.98 per share.

(2)
In May 2019, each non-employee director received an option award grant of 20,000 shares upon their re-election to the Board. The option awards vest over a two-year period from the date of grant.

(3)
Payment was made to Global Health Science Fund which is a portfolio company of Quark Venture Inc. where Dr. Avnur serves as Chief Scientific Officer.

(4)
Payments were directed to the Pontifax Funds as to which Mr. Kariv and Mr. Nussbaum may be deemed to share voting power and investment control in their capacity as managing partners of the general partners of the Pontifax Funds.

(5)
Payments were directed to Life Science Partners V as to which Mr. Kleijwegt may be deemed to share voting power and investment control in his capacity as managing partner of LSP V Management B.V.

The following sets forth the cash and equity compensation to be paid to our non-employee directors, in the year beginning immediately following the 2020 Annual Meeting, for service on our Board or Committees thereof.
Cash Compensation
	Annual Fee ($)
Description	Chair	Member
Board of Directors	—	40,000
Audit Committee	15,000	7,500
Compensation Committee	10,000	7,500
Nominating and Corporate Governance Committee	10,000	7,500
Strategic Finance Committee	10,000	7,500
Equity Compensation
Each non-employee director will receive an equity grant of 40,000 stock options upon initial election to the Board and annual equity grants of 20,000 stock options upon each re-election to the Board. The equity will be granted upon election or re-election at each annual meeting, with an exercise price equal to the closing stock price on the grant date. The equity will vest as to 50% of the stock options on the first anniversary of the grant date and the remainder in twelve (12) equal monthly installments thereafter (an aggregate of two-year vesting).

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2019.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	4,162,183	$11.77	3,897,991(1)
Equity compensation plans not approved by security holders	1,363,327(2)	$6.78	—
Total	5,525,510	$10.73	3,897,991

(1)
On January 1 of each calendar year the 2018 Plan’s share reserve will automatically increase by 5% of the Company’s shares of common stock outstanding on the immediately preceding December 31, up to an annual maximum of 10,000,000 shares of common stock available for future issuance. An additional 2,001,538 shares were added on January 1, 2020.

(2)
Represents warrants to purchase 323,894 shares of common stock with a weighted-average exercise price of  $4.32 per share, along with time-based restricted stock units for 284,794 shares of common stock, 22,427 performance-based restricted stock units, 709,785 time-vesting options to purchase our common stock with a weighted-average exercise price of  $7.87 per share and 22,427 performance-based options to purchase our common stock with an exercise price equal to $8.00 per share.

TRANSACTIONS WITH RELATED PERSONS
Related Person Transactions Policy and Procedures
We adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions.
For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will have a material interest in which the amount involves exceeds the lesser of  $120,000 or one percent of the average of our assets for the last two completed fiscal years. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy.
In considering related person transactions, the Audit Committee, or other independent body of our Board, takes into account the relevant available facts and circumstances including, but not limited to (a) the risks, costs and benefits to us, (b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated, (c) the availability of other sources for comparable services or products and (d) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.
Certain Related Person Transactions
Except as described below, there have been no transactions since January 1, 2019 in which we are a participant and the amount involved exceeds the lesser of   $120,000 or one percent of the average of our assets for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than 5% of our common stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Executive Compensation” and “Director Compensation.”
Policy for Approval of Related Person Transactions
Pursuant its charter, our Audit Committee is responsible for reviewing on an ongoing basis and approving all “related party transactions” in accordance with the policy described herein. Under the Company policy, our Audit Committee is responsible for reviewing and approving related person transactions. In the course of its review and approval of related person transactions, our Audit Committee will consider the relevant facts and circumstances to decide whether to approve such transactions, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Related person transactions must be approved or ratified by the Audit Committee based on full information about the proposed transaction and the related person’s interest.
Director and Officer Indemnification
We entered into indemnification agreements with each of our directors and executive officers. These agreements require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permissible under Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable.
When are stockholder proposals and director nominations due for next year’s Annual Meeting?
To be considered for inclusion in next year’s proxy materials, you must submit your proposal, in writing, by December 2, 2020 to our Corporate Secretary c/o Eloxx Pharmaceuticals, Inc. at 950 Winter Street, Waltham, Massachusetts 02451, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.
Pursuant to our By-laws, if you wish to bring a proposal before the stockholders or nominate a director at the 2021 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on February 19, 2021 nor earlier than the close of business on January 20, 2021. You are also advised to review our By-laws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
To the extent we deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.
We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to our Corporate Secretary by phone at (781) 577-5300 or by mail to Eloxx Pharmaceuticals, Inc. at 950 Winter Street, Waltham, Massachusetts 02451. Any stockholders residing at the same address and currently receiving separate copies of the proxy materials who wish to receive only one copy of the proxy materials for the household may request that only a single copy be sent to the household. Requests should be directed to our Corporate Secretary by phone at (781) 577-5300 or by mail to Eloxx Pharmaceuticals, Inc. at 950 Winter Street, Waltham, Massachusetts 02451.
OTHER MATTERS
Upon written request addressed to our Corporate Secretary at Eloxx Pharmaceuticals, Inc. at 950 Winter Street Waltham, Massachusetts 02451 from any person solicited herein, we will provide, at no cost, a paper copy of our fiscal year 2019 Annual Report on Form 10-K filed with the SEC.
Our Board of Directors does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.
By Order of the Board of Directors,
Neil S. Belloff
Chief Operating Officer, General Counsel and Corporate Secretary
April 1, 2020

ELOXX
Eloxx Pharmaceuticals

ELOXX PHARMACEUTICALS, INC.
950 WINTER STREET
WALTHAM, MA 02451

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 19, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ELOX2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 19, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D02196-P38352 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ELOXX PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following proposals:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Zafrira Avnur, Ph.D.
02) Tomer Kariv
03) Martijn Kleijwegt
04) Silvia Noiman, Ph.D.
05) Ran Nussbaum
06) Steven Rubin
07) Jasbir Seehra, Ph.D.
08) Gadi Veinrib
09) Gregory C. Williams, Ph.D.

NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, this proxy will be voted FOR the nominees for the Board of Directors listed in Proposal 1, and FOR Proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

D02197-P38352

ELOXX PHARMACEUTICALS, INC.
Annual Meeting of Stockholders
May 20, 2020 1:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Gregory C. Williams and Neil S. Belloff, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Eloxx Pharmaceuticals, Inc. which the undersigned is entitled to vote at said meeting and any adjournments thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournments thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Please mark, sign and return this proxy card promptly using the enclosed reply envelope.

Continued and to be signed on reverse side